UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of Registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 516-1712
Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2024

Date of reporting period:  December 31, 2023

Item 1. Report to Stockholders.

(a)

Olstein
All Cap Value Fund

Olstein
Strategic Opportunities Fund

SEMI-ANNUAL REPORT

DECEMBER 31, 2023

The Olstein Funds

CONTENTS

3	Letter to Shareholders

16	Value of $10,000 Investment

22	Expense Examples

24	Allocation of Portfolio Assets

25	Schedules of Investments

34	Statements of Assets
and Liabilities

36	Statements of Operations

38	Statements of Changes
in Net Assets

42	Financial Highlights

48	Notes to Financial Statements

59	Additional Information

60	Privacy Policy

OLSTEIN FUNDS

Letter to Shareholders

WE BELIEVE THE MARKET LEADERS ARE ABOUT TO CHANGE

February 8, 2024

Dear Fellow Shareholders:

THE MARKET

Aided by a strong year-end rally, equity markets delivered solid returns in 2023, with the broad Russell 3000 Index posting a return of 25.96% and the S&P 500 Index appreciating 26.29% for the calendar year. Despite these strong returns, equity markets faced significant challenges throughout the first nine months of the year.  The Fed raised interest rates continuously throughout the period in an attempt to cool down a rising inflationary environment that was capable of hindering future economic growth (e.g., a recession).  The Fed paused the interest rate hikes in September of 2023 (fearing an overreaction or even a recession), which ignited a strong market rally.

During the last quarter of the year, equity markets posted robust gains with the broad Russell 3000 Index appreciating 12.07% and the S&P 500 Index appreciating 11.69%. We also note that both of our Funds achieved double-digit returns during the fourth quarter with Adviser Class shares of the Olstein All Cap Value Fund increasing 11.37%, and Adviser Class shares of the Olstein Strategic Opportunities Fund increasing 14.44%.

We are not market timers and focus on long-term returns.  In order to be in sync with our long-term strategy, it is necessary to ride out periods of underperformance, which unfortunately leads some investors to liquidate Fund positions at the wrong time.  Many investors fantasize about finding strategies that work all the time, but we believe at best this is wishful thinking.  We use periods of investor negativity to purchase what we believe are high-quality companies experiencing short-term problems at prices that now represent material discounts from our calculations of intrinsic value (which are based on their capability to produce normalized future free cash flow). In essence, we use periods of negativity to purchase what we believe are high-quality companies being affected by issues having little to do with a company’s long-term values, such as missing or making quarterly estimates by immaterial amounts, analyst buy and sell recommendations, market calls by investment gurus predicting short-term overall market moves (especially down moves), earnings predictions by management, etc., etc. The chart on page 13 illustrates on a quarterly basis the value of a hypothetical $10,000-dollar investment made in the Olstein All Cap Value Fund Class C share using historical prices

THE OLSTEIN FUNDS

from the inception date (September 21, 1995), with dividends and capital gains reinvested but no deduction of taxes on reinvested distributions. The chart clearly illustrates that past periods of underperformance by the Fund were usually followed by longer periods of outperformance.

The Magnificent Seven stocks accounted for a significant amount of the S&P 500 Index appreciation in 2023, as well as for the past 5 – 10 years. The growth over the last 5 – 10 years not only increased the Magnificent Seven’s market capitalization at a more rapid rate than most stocks included in the S&P 500 Index, in addition, the small basket of consistent outperformers increased their weightings (% of the index when calculating the overall S&P 500 Index returns).  The large price appreciation of the Magnificent Seven in 2023 was responsible for a material amount of the gain in the S&P 500 Index and was the reason that most stocks in the index trailed the overall Index returns.

STRATEGY

As the economic outlook continues to improve and inflation continues to drop (which we believe is likely to continue), it is important to consider the likely sources of future long-term, above-average equity returns. Many investors believe that whatever has been working (outperforming) or not working (underperforming) in the recent past will go on forever, which of course is not true.  The current environment is an opportune time to look beyond the limited number of high-growth stocks that have outperformed the S&P 500 Index over the last 5-10 years to find new leaders.  We believe that some of the high-growth Magnificent Seven stocks have grown to prices that already have largely incorporated their expected future free cash flow per share, which should result in these stocks giving up their outperformance crown to new leaders going forward.  We believe the last few years have created a new group of highly undervalued securities and we are spending our cash (currently about 10% of assets) to buy these undervalued stocks at prices we believe increase our chances to outperform the S&P 500 Index in the future.

At the beginning of their 5–10-year period of market leadership, the limited number of high-growth market-leading stocks were called FAANG stocks (consisting of Facebook, Apple, Amazon, Netflix, and Google) and have recently been renamed the “Magnificent Seven” (Amazon, Alphabet, (Google’s parent), Nvidia, Tesla, Apple, Meta Platforms and Microsoft). We note that our Funds have periodically owned, subject to price, Magnificent Seven stocks (except for Amazon and Tesla) and continue to own several of the stocks as of December 31, 2023. We still believe the Magnificent Seven stocks held by our Funds are undervalued, but we have reduced our positions over time, reacting to the lower discounts that we believe they are currently selling for.

THE OLSTEIN FUNDS

All of these high-growth companies grew rapidly over the last 5-10 years and have become material parts of the S&P 500 Index and carry large weightings when measuring their relative appreciation against all other stocks in the Index.  Leaders often go through price corrections as valuations grow faster than free cash flow at times (creating periods of overvaluations in these stocks).  We believe that many excited investors seeking the consistently above-average appreciation returns of the Magnificent Seven are rushing into these stocks based on price momentum, rather than on the basis of company fundamentals and values.  This continuing price appreciation is raising questions whether or not these current prices are already fully discounting their expected future growth in free cash flow.  We believe that paying the right price for future appreciation is the single most important factor determining our Funds’ future returns and achieving their overall long-term capital gains objectives.  We value all companies on a market price to our projection of a company’s future free cash flow per share ratio (market price per share/free cash flow per share) and seek to identify and purchase future market leaders at discount prices to our calculations of intrinsic value, which we believe increases the likelihood that our Funds reach their long-term capital gains objectives.

However, it is significant to note that in 2023 these market-leading high-growth stocks were erasing more than 80% of their 50% or more price corrections that occurred during 2021 – 2022.  We believe the quick turnaround in 2023 resulted in market prices that in some cases exceeded the companies’ ability to generate discounted future free cash flow per share. We believe many investors are now holding or purchasing Magnificent Seven-type stocks at lower discounts and higher prices to expected future free cash flow ratios per share.  In our opinion, several of the Magnificent Seven companies were no longer selling sufficiently (if at all) below our calculation of future intrinsic value to warrant the risk of holding or buying large positions in these companies at current market prices. In addition, at the same time, many high-quality industrials, financials, medical suppliers, material suppliers, and transportation companies were underperforming, presumably as investors were overreacting to speculation about rising interest rates. In addition, we believe investors seeking to raise money to participate in the consistent Magnificent Seven appreciation and outperformance are overreacting by selling these high-quality underperforming and undervalued stocks, creating greater discounts to our calculation of intrinsic value.  These discounts have finally started to attract investors looking for value.

We believe eventually the smaller future returns we are predicting for the Magnificent Seven should result in money flowing out of these highly owned stocks and back into the large number of high-quality, highly undervalued stocks that permeate the S&P 500 Index, such as the financials, material

THE OLSTEIN FUNDS

suppliers, medical suppliers, industrials, transportation stocks, etc.  It is our opinion that our Funds’ future returns are going to be highly influenced by the prices we pay for these undervalued companies that we expect to be future market leaders. As previously stated, we believe the Magnificent Seven market leaders are going to show slower future appreciation as their price discounts have already been reduced by their outstanding leading price appreciation in 2023. Currently, we are finding many high-quality stocks that are selling at large discounts to their ability to generate future normalized free cash flow.  As previously stated, we believe these stocks’ recent underperformance was caused by temporary factors which are about to turn around.  We have always focused our portfolio selection for our Funds on undervalued individual companies.  Our current portfolios are filled with companies that we believe have unique business models, competitive advantages, strong balance sheets, stable cash flow, and above-average operating returns.  We believe our focus on analyzing company fundamentals, particularly our emphasis on looking behind the numbers of financial statements, footnotes, SEC filings, disclosure practices, and accounting assumptions, helps us to determine whether company financial statements are in accord with economic reality (which is an almost forgotten process today). Our accounting skills should provide our Funds with a competitive advantage to determine values in the current environment by adjusting what we believe are often unrealistic or overly conservative assumptions reflected in the current era of MANAGEMENT-ADJUSTED EARNINGS.  We believe the current obsession of investors to own fully priced “Magnificent Seven” type stocks is about to slow down.  We are taking advantage of the current situation by adding high-quality cyclical stocks that have underperformed the market as a result of factors that have little to do with their long-term ability to generate increasing future free cash flow.  The most important determinant of a Fund’s future returns is not overpaying for companies we believe are selling at a large discount to their future ability to generate free cash flow (their value). Overpaying for growth often results in below-average long-term returns.

We believe it is now an opportune time to consider those areas of the equity market likely to benefit from potential interest rate cuts and improved economic growth.  We see compelling value opportunities across a number of undervalued sectors, such as Financials, Consumer Discretionary, Financials, Industrials, and Materials, Transportation, Medical Manufacturers and Distributors, etc.

In addition, as we have practiced during our 28 years, we continue to invest in what we believe are high-quality companies with unique business models, competitive advantages, strong balance sheets, stable cash flow, above-average operating returns, and a commitment by management to make decisions based on increasing shareholder value. We believe our focus

THE OLSTEIN FUNDS

on company fundamentals, particularly our emphasis on future free cash flow, realistic accounting, conservative balance sheets in combination with having management teams who demonstrate a strong commitment to maintaining a strong financial position, should allow us to identify those companies that not only have focused their priorities during economic slowdowns, but have also identified options that can create a substantial strategic advantage as the economy improves and thus more likely to outperform in the future. Patience is the most important attribute of a value investor.

STICKING TO OUR PHILOSOPHY

For the portfolios of the Olstein All Cap Value Fund and Olstein Strategic Opportunities Fund, we remain focused on individual companies, their operations, and their prospects for maintaining or growing sustainable future free cash flow. As long-term value investors, we recognize that companies generating sustainable and or growing free cash flow are well-positioned to compete profitably during an improving economic environment. The Olstein All Cap Value Fund and Olstein Strategic Opportunities Fund portfolios consist of companies that we believe have sustainable competitive advantages, discernible balance sheet strength, and management teams that emphasize deploying excess free cash flow to create value for shareholders. The most important factor that determines future Fund returns is paying the right price for each company added to the portfolio.  In essence, the question we ask is whether or not current prices of stocks we are considering adding to the portfolio have an appropriate discount to our calculation of their intrinsic value, or is the future cash flow growth already being discounted by current market prices. In essence, buying companies for the portfolio at the right discount increases the possibility of the Fund outperforming.  We believe all of our portfolio companies have the ability to generate sustainable free cash flow and demonstrate a commitment to maintaining a strong financial position. We will continue to seek and invest in companies that we believe have the ability to deliver long-term value that, in many cases, is not properly recognized by the market and are selling at material discounts to intrinsic value.  To repeat, it is our strong belief that the price you pay for good companies is the major determinant of long-term returns and reduction of risks (price, price, price).

THE OLSTEIN ALL CAP VALUE FUND

For the six-month reporting period ended December 31, 2023, Adviser Class shares of the Olstein All Cap Value Fund appreciated 3.08%, Class C shares appreciated 2.58%, and Class A shares appreciated 2.92%.  During the same six-month period, the Russell 3000® Value Index appreciated 6.36% and the Russell 3000® Index appreciated 8.43%.

THE OLSTEIN FUNDS

PORTFOLIO REVIEW

At December 31, 2023, the Olstein All Cap Value Fund portfolio consisted of 78 holdings with an average weighted market capitalization of $140.04 billion. During the six-month reporting period, the Fund initiated one position and eliminated its holdings in five companies. During the reporting period, the All Cap Value Fund initiated a position in Vontier Corporation, and sold its holdings in Intel Corporation, Prosperity Bancshares, and WestRock Company, as the price of each stock reached our valuation level.  The Fund sold its holding in Tapestry, Inc., a long-term holding that we believe performed well over its time in the Fund’s portfolio, but we liquidated the stock after the company announced a major acquisition that significantly altered our investment thesis for the company. The Fund also eliminated its position in Generac Holdings, a five-year holding that we believe performed well, to invest the proceeds in opportunities that we believe had a more favorable risk-reward profile.

Our Leaders

The Olstein All Cap Value Fund’s leading performers for the six-month reporting period ended December 31, 2023, include: Intel Corporation, WestRock Company, Fifth Third Bancorp, US Bancorp, and Citizens Financial Group.  At the close of the reporting period, the Fund continued to maintain positions in Fifth Third Bancorp, US Bancorp, and Citizens Financial Group, and had sold its holdings in Intel and WestRock, as previously discussed.

Our Laggards

Laggards during the six-month reporting period include: Tapestry, Inc., Generac Holdings, Southwest Airlines, Hormel Foods, and LKQ Corporation. At the close of the year, the Fund continued to maintain positions in Southwest Airlines, Hormel Foods, and LKQ Corporation, and had eliminated its holdings in Tapestry and Generac, as previously discussed.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

For the six-month reporting period ended December 31, 2023, Adviser Class shares of the Strategic Opportunities Fund appreciated 4.61%, Class A shares appreciated 4.45%, and Class C shares appreciated 4.01%.  The Fund’s primary benchmark, the Russell 2500® Value Index, appreciated 9.59%, and the Fund’s secondary benchmark, Russell 2500® Index, appreciated 7.93%, during the same time period.

THE OLSTEIN FUNDS

PORTFOLIO REVIEW

As of December 31, 2023, the Olstein Strategic Opportunities Fund portfolio consisted of 36 holdings with an average weighted market capitalization of $5.05 billion. During the reporting period, the Fund initiated two new positions and eliminated four holdings.  The Fund initiated positions in First Advantage Corporation and Vontier Corporation. The Fund eliminated its holdings in Generac Holdings, Kontoor Brands, Tapestry Inc., and the WestRock Company. The Fund sold its holdings in Kontoor Brands and the WestRock Company as the price of each company’s stock reached our estimate of its valuation. The Fund eliminated its position in Generac Holdings, a four-year holding in the Fund’s portfolio that we believe performed very well, to invest the proceeds in opportunities that we believe had a more favorable risk-reward profile. The Fund eliminated its position in Tapestry, Inc., a stock that we believe performed extremely well over its three-year holding period, but sold the stock after it announced a major acquisition that significantly altered our investment thesis for the company.

Our Leaders

Leading performers for the six-month reporting period include: Kontoor Brands, WestRock Company, Graham Corp, Cushman & Wakefield, and Citizens Financial Group. At the close of the reporting period, the Fund continued to maintain positions in Graham Corp, Cushman & Wakefield, and Citizens Financial Group. The Fund eliminated its holdings in Kontoor Brands and the WestRock Company, as previously discussed.

Our Laggards

Laggards during the six-month reporting period include: The Shyft Group, Tapestry Inc., Generac Holdings, Vishay Intertechnology, and Zimmer Biomet Holdings. At the close of the reporting period the Fund continued to maintain positions in The Shyft Group, Vishay Intertechnology, and Zimmer Biomet Holdings.  As previously discussed, the Fund eliminated its positions in Generac Holdings and Tapestry during the reporting period.

Confidence in Fundamentals – Favoring the Rational
Over the Emotional

Although a strong fourth-quarter rally allowed equity markets to deliver strong returns for the calendar year, volatility and speculation about the market’s overall future direction characterized the market for the first nine months of the year. The onslaught of negative news, predictions, and speculation about the economy, inflation, recession, and interest rates in particular, caused many investors to engage in emotional decision-making –

THE OLSTEIN FUNDS

to forego logic and reason and unfairly punish companies with strong fundamentals due to their heightened fears. Such investor behaviors, exacerbated by the constant drumbeat of negative news, create wide disparities between the price of a company’s stock and what we believe to be the true value of its underlying business. Our investment approach seeks to capitalize on these short-term deviations and often has set the stage for us to deliver superior long-term investment returns.

We believe that instead of relying on emotions that unfortunately influence many investment decisions, it is extremely important to remain focused on company fundamentals and have the capability to look in and behind the numbers in financial statements to determine whether or not the financial statements are in accordance with economic reality.  As long-term investors, we attempt to capitalize on market fluctuations by buying stocks at bargain prices created by negative market psychology, emotional decision-making, investor misperceptions, and overreactions to company-specific news. Raytheon is one portfolio holding in the All Cap Value Fund and we thought it would be helpful if we summarized how investor emotions can create significant value opportunities.

RTX – Crisis Creates Opportunity

On July 25, 2023, RTX Corporation (formerly Raytheon Technologies Corporation), a multi-national Aerospace & Defense company, reported that its subsidiary, Pratt & Whitney, identified a manufacturing quality issue with certain powdered metals in certain GTF engines produced in prior years, which required an accelerated fleet inspection.  During its earnings conference call in July, the company indicated that the issue affected approximately 1,200 engines, 200 of which had to be inspected by mid-September because of their time in service. The remainder would need inspection over the next twelve months. The quality issue did not impact engines currently being produced. Following the July 25th disclosure of the engine issue, the price of the company’s stock fell approximately 10%.

On September 11, 2023, the company provided an update on the financial impact of the engine issue, as well as details of its remediation plan. RTX recorded a pre-tax operating profit charge in the third quarter of 2023 of approximately $3 billion, which reflected Pratt & Whitney’s estimate of the losses to be incurred by Pratt & Whitney’s 51% share of the joint venture that makes the PW 1100 GTF engine.  This charge included estimates of potential compensation and other considerations for customer fleet disruption and the one-time impact of estimated incremental costs to long-term maintenance contracts as a result of this matter, including the cost of additional inspections, replacement of parts and other related costs. Following the September 11th announcement of the financial impact and

THE OLSTEIN FUNDS

details of its plan to correct this issue, the price of the company’s stock fell another 8%. In fact, between the start of the reporting period for this shareholder letter on July 1, 2023, shortly before the initial announcement of the engine issue and the close of the third quarter on September 30, 2023 (shortly after the announcement of the $3 billion charge to address this issue), the price of the company’s stock fell approximately 26% and its market capitalization shrank by approximately $37 billion. Of course, this experience isn’t representative of every holding in the Funds.

As value investors, we often identify opportunities in companies affected by overreactions to bad news.  We believe that the market’s short-term reaction to such situations as that experienced by RTX can create profitable opportunities for the patient long-term investor.  When we identify companies that have been unduly penalized by short-term thinking, our primary focus is to determine the expected financial impact of the problem on the company’s long-term intrinsic value. A 26% drop in the company’s stock price that wiped out $37 billion in market capitalization for what is approximately a $3 to $3.5 billion issue piqued our interest.

From experience, we know that temporary issues affect every company from time to time. Some issues are financial, some operational, some strategic – but all eventually weigh on the stock price in the near term. Our analysis in such situations focuses on two keys questions: (1) is the problem likely to cause long-term erosion of the company’s intrinsic value, and (2) does the company’s remediation plan adequately address the problem and its impact within a reasonable time frame? Staying focused on answering these questions is critical in our analytical and decision-making processes.

From our perspective as a long-term holder of its stock, RTX is a well-run company with a strong track record of providing high-quality products and services.  Additionally, we believe RTX is doing the right thing by taking care of its clients with its corrective course of action. As a result of our analysis of the issue and the company’s corrective course, it is our judgment that the issue is temporary and fixable and did not merit the market’s overreaction. We believe the financial impact of the issue to be approximately $2 per share of intrinsic value – a far cry from the $26 drop in the company’s stock price from June 30 to September 30, 2023.

Going forward, while the stock may continue to be impacted by earnings revisions, press coverage, and other near-term concerns, we have a $115 value for RTX after our last earnings review, which incorporates the costs of the company’s remediation plan. During the three-month period when extensive reaction to the engine issue caused the price of RTX stock to drop, we accumulated shares at what we believe to be very favorable prices, significantly increasing the size of our holding. As of the close of 2023 and

THE OLSTEIN FUNDS

into 2024, the price of RTX stock has bounced back nicely and as of February 1, 2024, has traded above $92 per share. We continue to monitor RTX, and developments related to the engine issue, and we will adjust our determination of intrinsic value based on revised estimates of future excess cash flow as the company reports its financial results.

FINAL THOUGHTS

It is important to note that our confidence in the long-term prospects of RTX Corporation, as with many previous holdings in companies that successfully addressed operating issues and/or turnaround situations, is rooted in our investment process and our emphasis on company fundamentals, including the company’s accounting assumptions and disclosure practices. It is important to note that our portfolio management team, which includes Bob Olstein, Eric Heyman, Tim Kang, and John Sullivan, who have been together for nearly two decades, have extensive experience in analyzing financial statements, footnotes, proxy statements, etc., looking for alerts of undervaluation or overvaluation not yet recognized by the public.

As value investors, we believe it is vital to maintain a long-term perspective in an environment maniacally focused on short-term news and events.  We believe our long-term horizon, when combined with our emphasis on company fundamentals, should increase the possibility of achieving our Funds’ investment objectives of long-term capital appreciation.

We value your trust and remind you that our money is invested alongside yours as we work hard to accomplish the Funds’ objectives of long-term capital appreciation. We wish you a happy, healthy, and prosperous 2024.

Sincerely,

Robert A. Olstein	Eric R. Heyman
Chairman and Chief Investment Officer	Co-Lead Portfolio Manager

THE OLSTEIN FUNDS

The following chart illustrates the growth, on a quarterly basis, of a hypothetical $10,000 investment made in the Olstein All Cap Value Fund’s Class C share at the Olstein All Cap Value Fund’s inception date of September 21, 1995 (with dividends and capital gain distributions reinvested but no deduction of taxes on reinvested distributions—see important disclosures below):

(UNAUDITED)

Value of Shares
Investment
Date	was $10,000
9/21/95	$10,000
9/30/95	10,010
12/31/95	10,261
3/31/96	10,882
6/30/96	11,462
9/30/96	11,713
12/31/96	12,760
3/31/97	13,327
6/30/97	14,602
9/30/97	17,250
12/31/97	17,205
3/31/98	19,851
6/30/98	18,468
9/30/98	15,499
12/31/98	19,788
3/31/99	20,717
6/30/99	25,365
9/30/99	23,675
12/31/99	26,692
3/31/00	28,170
6/30/00	28,899
9/30/00	30,596
12/31/00	30,142
3/31/01	30,207
6/30/01	36,192
9/30/01	28,213
12/31/01	35,340
3/31/02	38,259
6/30/02	33,797
9/30/02	25,870
12/31/02	28,528
3/31/03	26,226
6/30/03	31,448
9/30/03	33,797
12/31/03	38,853
3/31/04	40,870
6/30/04	41,297
9/30/04	39,043
12/31/04	43,146
3/31/05	42,640
6/30/05	42,302
9/30/05	43,749
12/31/05	44,350
3/31/06	46,566
6/30/06	44,241
9/30/06	46,836
12/31/06	50,755
3/31/07	51,863
6/30/07	55,536
9/30/07	53,029
12/31/07	49,012
3/31/08	42,447
6/30/08	40,189
9/30/08	38,452
12/31/08	27,545
3/31/09	24,767
6/30/09	30,102
9/30/09	35,648
12/31/09	37,741
3/31/10	40,392
6/30/10	35,788
9/30/10	39,695
12/31/10	43,845
3/31/11	45,276
6/30/11	45,310
9/30/11	37,497
12/31/11	41,962
3/31/12	48,519
6/30/12	45,555
9/30/12	47,159
12/31/12	48,380
3/31/13	54,275
6/30/13	56,786
9/30/13	60,379
12/31/13	65,995
3/31/14	66,867
6/30/14	69,134
9/30/14	69,413
12/31/14	75,913
3/31/15	77,290
6/30/15	75,525
9/30/15	66,631
12/31/15	68,694
3/31/16	70,220
6/30/16	68,859
9/30/16	73,312
12/31/16	76,612
3/31/17	80,372
6/30/17	82,232
9/30/17	82,438
12/31/17	87,561
3/31/18	86,683
6/30/18	86,815
9/30/18	91,553
12/31/18	77,934
3/31/19	87,094
6/30/19	91,214
9/30/19	91,699
12/31/19	99,092
3/31/20	67,832
6/30/20	82,811
9/30/20	89,674
12/31/20	109,015
3/31/21	126,682
6/30/21	132,404
9/30/21	130,095
12/31/21	136,354
3/31/22	131,948
6/30/22	110,399
9/30/22	100,138
12/31/22	110,274
3/31/23	116,471
6/30/23	119,736
9/30/23	110,608
12/31/23	122,830

THE OLSTEIN FUNDS

The performance data quoted represents past performance and does not guarantee future results. The Olstein All Cap Value Fund’s Class C average annual return for the one-year, five-year, and ten-year periods ended 12/31/23, assuming reinvestment of dividends and capital gain distributions and deduction of the Olstein All Cap Value Fund’s maximum CDSC of 1% during the one-year period, was 10.39%, 9.53%, and 6.41%, respectively. Per the Fund’s prospectus dated 10/28/23, the expense ratio for the Olstein All Cap Value Fund Class C was 2.16%. Performance and expense ratios for other share classes will vary due to differences in sales charge structure and class expenses. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. To obtain performance data current to the most recent month end, please go to our website at www.olsteinfunds.com.

The above represents the opinion of the Manager and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. The references to securities are not buy or sell recommendations but are intended to be descriptive examples of the Funds’ investment philosophy and are subject to change. Do not make investments based on the securities referenced. A full schedule of Fund holdings as of 12/31/23 is contained in this report and is subject to change. This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks, charges, and expenses of the Olstein Funds and should be read carefully before investing. A current prospectus may be obtained by calling (800) 799-2113 or visiting the Olstein Funds’ website at www.olsteinfunds.com.

The Olstein Funds follow a value-oriented investment approach. However, a particular value stock may not increase in price as the Investment Manager anticipates and may actually decline in price if other investors fail to recognize the stock’s value or if a catalyst that the Investment Manager believes will increase the price of the stock does not occur or does not affect the price of the stock in the manner or to the degree that the Investment Manager anticipated. Also, the Investment Manager’s calculation of a stock’s private market value involves estimates of future cash flow which may prove to be incorrect and, therefore, could result in sales of the stock at prices lower than the Fund’s original purchase price. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. There is no assurance that the Fund will achieve its investment objective.

Regarding the Olstein Strategic Opportunities Fund, an investment in a portfolio containing small- and mid-cap companies is subject to additional risks, as the share prices of small- and mid-cap companies are often more volatile than those of larger companies due to several factors, including limited trading volumes, products,

THE OLSTEIN FUNDS

financial resources, management inexperience and less publicly available information. The activist strategy invests in stocks of underperforming companies and any shareholder activism might not result in a change in performance or corporate governance. These stocks could also experience less liquidity and higher share price and trading volume volatility than stocks of other companies.

The Russell 3000® Index is an unmanaged index that seeks to represent the broad U.S. equity universe accounting for approximately 98% of the U.S. market capitalization. The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive and unbiased barometer of the broad value market. The S&P 500® Index is an unmanaged index created by Standard & Poor’s Corporation that includes a representative sample of 500 leading companies in leading industries of the U.S. economy and is considered to be a broad-based indicator representing the U.S. stock market performance in general. The Russell 2500® Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “SMID” cap. The Russell 2500® Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500® Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500® companies that are considered more value oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2500® Value Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap value market. Past performance does not guarantee future results. Index returns do not reflect payment of any expenses, fees or sales charges an investor would pay to purchase the securities the Index represents. Such costs would lower performance. One cannot invest directly in an index. Cash flow is the net amount of cash and cash-equivalents being transferred into and out of a business. At the most fundamental level, a company’s ability to create value for shareholders is determined by its ability to generate positive cash flows, or more specifically, maximize long-term free cash flow. Free cash flow represents the cash a company generates after accounting for cash outflows to support operations and maintain its capital assets. Unlike earnings or net income, free cash flow is a measure of profitability that excludes the non-cash expenses of the income statement and includes spending on equipment and assets as well as changes in working capital from the balance sheet. The price-earnings ratio (P/E ratio) is the ratio for valuing a company that measures its current share price relative to its per-share earnings.

THE OLSTEIN FUNDS

Value of $10,000 Investment (Unaudited)

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class A shares from Inception through the period ended December 31, 2023. The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Rate of Return For Periods Ended December 31, 2023
	1 Year	3 Year	5 Year	Inception(5)
Olstein All Cap Value – Class A (without Load)(1)	12.26%	4.85%	10.35%	6.48%
Olstein All Cap Value – Class A (Load Adjusted)(1)	6.11%	2.89%	9.11%	5.35%
Russell 3000® Value Index(2)	11.66%	8.81%	10.84%	7.50%
Russell 3000® Index(3)	25.96%	8.54%	15.16%	11.14%
S&P 500® Index(4)	26.29%	10.00%	15.69%	11.86%

(1)
Assumes reinvestment of dividends and capital gains. Reflects the effect of the maximum sales load charge of 5.50% in load adjusted return. Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 3000® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(3)
The Russell 3000® Index reflects the broad U.S. equity universe and represents approximately 98% of the U.S. market. The Russell 3000® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(4)
The S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(5)	Commenced operations on September 17, 2018.

OLSTEIN ALL CAP VALUE FUND

Value of $10,000 Investment (Unaudited)

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class C for the past 10 years through the period ended December 31, 2023. The line chart does not reflect any applicable Contingent Deferred Sales Charge. The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Rate of Return For Periods Ended December 31, 2023
	1 Year	5 Year	10 Year	15 Year	Inception(5)
Olstein All Cap Value – Class C(1)	11.39%	9.53%	6.41%	10.48%	7.72%
Russell 3000 Value® Index(2)	11.66%	10.84%	8.28%	11.03%	8.95%
Russell 3000® Index(3)	25.96%	15.16%	11.48%	13.84%	9.65%
S&P 500® Index(4)	26.29%	15.69%	12.03%	13.97%	9.74%

(1)
Assumes reinvestment of dividends and capital gains. Also includes all expenses at the end of each period and assumes the deduction of the appropriate CDSC as if an investor had redeemed at the end of the one year period, and thus represents a “net return”. The CDSC is based on the lesser of the original purchase price and the value of such shares at the time of redemption. Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 3000® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expense associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(3)
The Russell 3000® Index reflects the broad U.S. equity universe and represents approximately 98% of the U.S. market. The Russell 3000® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(4)
The S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(5)	Commenced operations on September 21, 1995.

OLSTEIN ALL CAP VALUE FUND

Value of $10,000 Investment (Unaudited)

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Adviser Class for the past 10 years through the period ended December 31, 2023. The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Rate of Return For Periods Ended December 31, 2023
	1 Year	5 Year	10 Year	15 Year	Inception(5)
Olstein All Cap Value –
Adviser Class(1)	12.55%	10.63%	7.48%	11.51%	7.76%
Russell 3000® Value Index(2)	11.66%	10.84%	8.28%	11.03%	7.31%
Russell 3000® Index(3)	25.96%	15.16%	11.48%	13.84%	7.72%
S&P 500® Index(4)	26.29%	15.69%	12.03%	13.97%	7.48%

(1)
Assumes reinvestment of dividends and capital gains. Also includes all expenses at the end of each period and thus represents a “net return”. Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 3000® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expense associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(3)
The Russell 3000® Index reflects the broad U.S. equity universe and represents approximately 98% of the U.S. market. The Russell 3000® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(4)
The S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(5)	Commenced operations on September 21, 1999.

OLSTEIN ALL CAP VALUE FUND

Value of $10,000 Investment (Unaudited)

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class A for the past 10 years through the period ended December 31, 2023. The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Rate of Return For Periods Ended December 31, 2023
	1 Year	5 Year	10 Year	15 Year	Inception(5)
Olstein Strategic Opportunities –
Class A (without Load)(1)	14.28%	10.24%	5.55%	11.67%	6.97%
Olstein Strategic Opportunities –
Class A (Load Adjusted)(1)	8.00%	9.00%	4.96%	11.25%	6.62%
Russell 2500® Value Index(2)	15.98%	10.79%	7.42%	11.34%	7.27%
Russell 2500® Index(3)	17.42%	11.67%	8.36%	12.66%	8.45%
S&P 500® Index(4)	26.29%	15.69%	12.03%	13.97%	9.72%

(1)
Assumes reinvestment of dividends and capital gains. Reflects the effect of the maximum sales load charge of 5.50% in load adjusted return. Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 2500® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(3)
The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index. The Russell 2500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(4)
The S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(5)	Commencement of operation was November 1, 2006.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Value of $10,000 Investment (Unaudited)

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class C for the past 10 years through the period ended December 31, 2023. The line chart does not reflect any applicable Contingent Deferred Sales Charge. The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Rate of Return For Periods Ended December 31, 2023
	1 Year	5 Year	10 Year	15 Year	Inception(5)
Olstein Strategic Opportunities –
Class C(1)	13.42%	9.41%	4.77%	10.83%	6.19%
Russell 2500® Value Index(2)	15.98%	10.79%	7.42%	11.34%	7.27%
Russell 2500® Index(3)	17.42%	11.67%	8.36%	12.66%	8.45%
S&P 500® Index(4)	26.29%	15.69%	12.03%	13.97%	9.72%

(1)
Assumes reinvestment of dividends and capital gains. Also includes all expenses at the end of each period and assumes the deduction of the appropriate CDSC as if an investor had redeemed at the end of the one year period, and thus represents a “net return”. The CDSC is based on the lesser of the original purchase price and the value of such shares at the time of redemption. Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 2500® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(3)
The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index. The Russell 2500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(4)
The S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(5)	Commencement of operations was November 1, 2006.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Value of $10,000 Investment (Unaudited)

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Adviser Class shares from Inception through the period ended December 31, 2023. The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Rate of Return For Periods Ended December 31, 2023
	1 Year	3 Year	5 Year	Inception(5)
Olstein Strategic Opportunities –
Adviser Class(1)	14.62%	3.29%	10.52%	4.74%
Russell 2500® Value Index(2)	15.98%	8.81%	10.79%	7.48%
Russell 2500® Index(3)	17.42%	4.24%	11.67%	8.30%
S&P 500® Index(4)	26.29%	10.00%	15.69%	11.99%

(1)
Assumes reinvestment of dividends and capital gains. Also include all expense at the end of the period and thus represents a “net return”. Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 2500® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(3)
The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index. The Russell 2500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(4)
The S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(5)	Commencement of operation was May 11, 2015.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Funds
Expense Examples as of December 31, 2023 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchase and sales of Fund shares, sales loads on purchase payments or contingent deferred sales charges on redemptions, if any, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, interest expense and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 – December 31, 2023.

Actual Expenses For each class, the first line of the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes For each class, the second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical information is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

THE OLSTEIN FUNDS

Olstein All Cap Value Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	7/1/23	12/31/23	7/1/23 – 12/31/23
Actual
Class A(2)	$1,000.00	$1,029.60	$7.24
Class C(2)	$1,000.00	$1,025.80	$11.05
Adviser Class(2)	$1,000.00	$1,030.80	$5.97
Hypothetical (5% annual return
before expenses)
Class A	$1,000.00	$1,018.00	$7.20
Class C	$1,000.00	$1,014.23	$10.99
Adviser Class	$1,000.00	$1,019.25	$5.94

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month of 1.42%, 2.17% and 1.17% for Class A, Class C, and Adviser Class, respectively, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended December 31, 2023, of 2.96%, 2.58%, and 3.08% for the Class A, Class C and the Adviser Class, respectively.

Olstein Strategic Opportunities Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(3)
	7/1/23	12/31/23	7/1/23 – 12/31/23
Actual
Class A(4)	$1,000.00	$1,044.50	$8.22
Class C(4)	$1,000.00	$1,040.10	$12.05
Adviser Class(4)	$1,000.00	$1,046.10	$6.94
Hypothetical (5% annual return
before expenses)
Class A	$1,000.00	$1,017.09	$8.11
Class C	$1,000.00	$1,013.32	$11.89
Adviser Class	$1,000.00	$1,018.35	$6.85

(3)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month of 1.60%, 2.35% and 1.35% for Class A, Class C, and Adviser Class, respectively, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

(4)	Based on the actual returns for the six-month period ended December 31, 2023, of 4.45%, 4.01%, and 4.61% for the Class A, Class C and the Adviser Class, respectively.

THE OLSTEIN FUNDS

Olstein All Cap Value Fund
Allocation of Portfolio Assets as a Percentage of Investments
December 31, 2023 (Unaudited)

Olstein Strategic Opportunities Fund
Allocation of Portfolio Assets as a Percentage of Investments
December 31, 2023 (Unaudited)

THE OLSTEIN FUNDS

Olstein All Cap Value Fund
Schedule of Investments as of December 31, 2023 (Unaudited)

COMMON STOCKS – 89.5%
ADVERTISING AGENCIES – 1.5%	Shares	Value
Omnicom Group, Inc.	98,000	$8,477,980

AEROSPACE & DEFENSE – 2.9%
L3Harris Technologies, Inc.	41,500	8,740,730
RTX Corporation	96,000	8,077,440
		16,818,170

AIR DELIVERY & FREIGHT SERVICES – 2.3%
FedEx Corporation	22,500	5,691,825
United Parcel Service, Inc. – Class B	48,000	7,547,040
		13,238,865

AIRLINES – 3.0%
Delta Air Lines, Inc.	240,000	9,655,200
Southwest Airlines Company	258,000	7,451,040
		17,106,240

AUTO MANUFACTURERS – 1.7%
General Motors Company(a)	281,000	10,093,520

AUTOMOBILES – 0.5%
Winnebago Industries, Inc.(a)	39,500	2,878,760

BUILDING PRODUCTS – 0.7%
Carrier Global Corporation(a)	74,000	4,251,300

CAPITAL MARKETS – 1.2%
Goldman Sachs Group, Inc.	17,500	6,750,975

CHEMICALS – 4.3%
Corteva, Inc.	200,000	9,584,000
Eastman Chemical Company	55,000	4,940,100
International Flavors & Fragrances, Inc.	124,000	10,040,280
		24,564,380

COMMERCIAL BANKS – 6.0%
Citizens Financial Group, Inc.(a)	261,000	8,649,540
Fifth Third Bancorp(a)	257,000	8,863,930
U.S. Bancorp(a)	215,660	9,333,764

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 89.5% – continued
COMMERCIAL BANKS – 6.0% – continued	Shares	Value
Wells Fargo & Company	160,000	$7,875,200
		34,722,434

COMMERCIAL SERVICES – 1.0%
Moody’s Corporation	7,000	2,733,920
S&P Global, Inc.	7,000	3,083,640
		5,817,560

COMMERCIAL SERVICES & SUPPLIES – 2.8%
ABM Industries, Inc.	195,000	8,741,850
Korn Ferry	126,832	7,527,479
		16,269,329

COMMUNICATIONS EQUIPMENT – 1.5%
Cisco Systems, Inc.	176,000	8,891,520

COMPUTERS – 0.5%
Apple, Inc.	14,500	2,791,685

CONSUMER STAPLES DISTRIBUTION & RETAIL – 1.5%
Target Corporation	61,000	8,687,620

CONSUMER FINANCE – 2.7%
American Express Company	31,000	5,807,540
Equifax, Inc.(a)	13,500	3,338,415
MasterCard, Inc. – Class A	6,500	2,772,315
Visa, Inc. – Class A	12,500	3,254,375
		15,172,645

DISTRIBUTORS – 1.2%
LKQ Corporation	147,619	7,054,712

DIVERSIFIED FINANCIAL SERVICES – 2.2%
Berkshire Hathaway, Inc. – Class B(b)	17,000	6,063,220
Invesco Ltd.	372,646	6,648,005
		12,711,225

E-COMMERCE – 1.2%
eBay, Inc.	164,000	7,153,680

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 89.5% – continued
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 0.5%	Shares	Value
Vontier Corporation	81,500	$2,815,825

ELECTRONICS – 1.7%
Sensata Technologies Holding PLC	255,000	9,580,350

ENERGY EQUIPMENT & SERVICES – 1.2%
Schlumberger Ltd.	135,000	7,025,400

ENTERTAINMENT – 1.7%
Warner Bros Discovery, Inc.(a)(b)	849,000	9,661,620

FOOD & DRUG RETAILERS – 2.0%
CVS Health Corporation	142,000	11,212,320

FOOD PRODUCTS – 0.5%
Hormel Foods Corporation(a)	84,000	2,697,240

HEALTH CARE EQUIPMENT & SUPPLIES – 6.6%
Baxter International, Inc.	249,000	9,626,340
Becton, Dickinson and Company	27,000	6,583,410
Hologic, Inc.(b)	92,000	6,573,400
Medtronic PLC	102,000	8,402,760
Zimmer Biomet Holdings, Inc.	52,000	6,328,400
		37,514,310

HEALTH CARE PROVIDERS & SERVICES – 2.6%
Quest Diagnostics Inc.	58,000	7,997,040
UnitedHealth Group, Inc.	7,500	3,948,525
Universal Health Services, Inc. – Class B	19,500	2,972,580
		14,918,145

HOTELS, RESTAURANTS & LEISURE – 1.1%
Denny’s Corporation(b)	579,100	6,300,608

HOUSEHOLD DURABLES – 1.5%
Mohawk Industries, Inc.(b)	81,550	8,440,425

HOUSEHOLD PRODUCTS – 2.2%
Kimberly-Clark Corporation	48,000	5,832,480
Reynolds Consumer Products, Inc.	261,500	7,018,660
		12,851,140

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 89.5% – continued
INDUSTRIAL EQUIPMENT WHOLESALE – 0.8%	Shares	Value
WESCO International, Inc.	25,000	$4,347,000

INSURANCE – 2.7%
Marsh & McLennan Companies, Inc.	6,000	1,136,820
Travelers Companies, Inc.	41,000	7,810,090
Willis Towers Watson PLC	26,500	6,391,800
		15,338,710

INTERACTIVE MEDIA & SERVICES – 0.8%
Meta Platforms, Inc. – Class A(b)	12,500	4,424,500

INTERNET SOFTWARE & SERVICES – 1.2%
Alphabet, Inc. – Class C(b)	47,000	6,623,710

IT SERVICES – 2.8%
Fidelity National Information Services, Inc.	106,000	6,367,420
SS&C Technologies Holdings, Inc.	158,000	9,655,380
		16,022,800

MACHINERY – 5.3%
Cummins, Inc.(a)	31,000	7,426,670
Deere & Company(a)	19,000	7,597,530
Dover Corporation	31,000	4,768,110
Fortive Corporation	49,059	3,612,214
Stanley Black & Decker, Inc.	68,000	6,670,800
		30,075,324

MATERIALS – 0.6%
Axalta Coating Systems Ltd.(b)	98,905	3,359,803

MEDIA – 3.0%
Comcast Corporation – Class A	107,000	4,691,950
Walt Disney Company	139,000	12,550,310
		17,242,260

PHARMACEUTICALS – 2.9%
Avantor, Inc.(b)	315,000	7,191,450
Johnson & Johnson	60,000	9,404,400
		16,595,850

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 89.5% – continued
REAL ESTATE MANAGEMENT & DEVELOPMENT – 2.5%	Shares	Value
CBRE Group, Inc. – Class A(b)	80,000	$7,447,200
Jones Lang LaSalle, Inc.(a)(b)	36,157	6,828,973
		14,276,173

RESTAURANTS – 2.5%
Cracker Barrel Old Country Store, Inc.(a)	69,146	5,329,774
Dine Brands Global, Inc.(a)	153,000	7,596,450
McDonald’s Corporation	4,000	1,186,040
		14,112,264

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 2.0%
Kulicke and Soffa Industries, Inc.(a)	130,403	7,135,652
Texas Instruments, Inc.	26,500	4,517,190
		11,652,842

SOFTWARE – 0.7%
Microsoft Corporation	10,500	3,948,420

TELECOMMUNICATIONS – 1.4%
Corning, Inc.	257,000	7,825,650
TOTAL COMMON STOCKS (Cost $453,199,590)		512,315,289

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

SHORT-TERM INVESTMENTS – 9.3%
INVESTMENTS PURCHASED WITH THE CASH PROCEEDS
FROM SECURITIES LENDING – 9.3%	Shares	Value
Mount Vernon Liquid Assets Portfolio, LLC, 5.77%(c)	53,064,530	$53,064,530
TOTAL SHORT-TERM INVESTMENTS (Cost $53,064,530)		53,064,530

TOTAL INVESTMENTS – 98.8%
(Cost $506,264,120)		$565,379,819
MONEY MARKET DEPOSIT ACCOUNT – 10.4%(d)		59,961,921
Liabilities in Excess of Other Assets – (9.2)%		(52,784,808)
TOTAL NET ASSETS – 100.0%		$572,556,932

Percentages are stated as a percent of net assets.
PLC – Public Limited Company
(a)	All or a portion of this security is on loan as of December 31, 2023. The total market value of these securities was $51,255,157 which represented 9.0% of net assets.
(b)	Non-income producing security.
(c)	The rate shown represents the 7-day effective yield as of December 31, 2023.
(d)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and is subject to change daily. The rate shown as of December 31, 2023 was 5.20%.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein Strategic Opportunities Fund
Schedule of Investments as of December 31, 2023 (Unaudited)

COMMON STOCKS – 92.3%
AUTO COMPONENTS – 2.1%	Shares	Value
Miller Industries, Inc.	44,000	$1,860,760

AUTO MANUFACTURERS – 4.4%
Blue Bird Corporation(a)	143,580	3,870,917

AUTOMOBILES – 1.5%
Winnebago Industries, Inc.(b)	17,500	1,275,400

BANKS – 2.5%
First Hawaiian, Inc.	98,000	2,240,280

COMMERCIAL BANKS – 7.9%
Citizens Financial Group, Inc.	84,000	2,783,760
Home BancShares, Inc.(b)	87,000	2,203,710
Prosperity Bancshares, Inc.(b)	28,000	1,896,440
		6,883,910

COMMERCIAL SERVICES & SUPPLIES – 7.6%
ABM Industries, Inc.	50,000	2,241,500
Brady Corporation – Class A	40,000	2,347,599
Korn Ferry	35,168	2,087,221
		6,676,320

DIVERSIFIED FINANCIAL SERVICES – 3.3%
Invesco Ltd.	160,300	2,859,752

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 3.2%
Vishay Intertechnology, Inc.	82,000	1,965,540
Vontier Corporation	24,500	846,475
		2,812,015

ELECTRONICS – 3.7%
Sensata Technologies Holding PLC	86,000	3,231,020

ENTERTAINMENT – 2.3%
Warner Bros Discovery, Inc.(a)(b)	175,200	1,993,776

HEALTH CARE EQUIPMENT & SUPPLIES – 2.0%
Zimmer Biomet Holdings, Inc.	14,635	1,781,080

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 92.3% – continued
HEALTH CARE PRODUCTS – 3.7%	Shares	Value
Integra LifeSciences Holdings Corporation(a)	74,000	$3,222,700

HOTELS, RESTAURANTS & LEISURE – 3.2%
Denny’s Corporation(a)	257,713	2,803,917

HOUSEHOLD DURABLES – 6.9%
Central Garden & Pet Company – Class A(a)	73,000	3,214,921
Mohawk Industries, Inc.(a)	27,450	2,841,075
		6,055,996

HOUSEHOLD PRODUCTS – 2.3%
Reynolds Consumer Products, Inc.	75,500	2,026,420

INDUSTRIAL EQUIPMENT WHOLESALE – 2.0%
WESCO International, Inc.	10,000	1,738,800

LEISURE PRODUCTS – 2.7%
Johnson Outdoors, Inc. – Class A(b)	44,000	2,350,480

MACHINERY – 10.2%
Gates Industrial Corporation PLC(a)	236,000	3,167,120
Graham Corporation(a)	73,859	1,401,105
Shyft Group, Inc.	245,000	2,993,900
Timken Company	17,000	1,362,550
		8,924,675

MATERIALS – 1.6%
Axalta Coating Systems Ltd.(a)	40,200	1,365,594

PHARMACEUTICALS – 3.0%
Prestige Consumer Healthcare, Inc.(a)	43,000	2,632,460

PROFESSIONAL SERVICES – 1.1%
First Advantage Corporation(b)	57,000	944,490

REAL ESTATE MANAGEMENT & DEVELOPMENT – 5.6%
Cushman & Wakefield PLC(a)	251,000	2,710,800
Jones Lang LaSalle, Inc.(a)	11,680	2,206,002
		4,916,802

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 92.3% – continued
RESTAURANTS – 5.4%	Shares	Value
Cracker Barrel Old Country Store, Inc.(b)	21,200	$1,634,096
Dine Brands Global, Inc.(b)	62,000	3,078,300
		4,712,396

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 2.7%
Kulicke and Soffa Industries, Inc.	43,000	2,352,960

TRANSPORTATION EQUIPMENT – 1.4%
Wabash National Corporation(b)	48,000	1,229,760
TOTAL COMMON STOCKS (Cost $72,915,992)		80,762,680

SHORT-TERM INVESTMENTS – 15.4%
INVESTMENTS PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING – 15.4%
Mount Vernon Liquid Assets Portfolio, LLC, 5.77%(c)	13,460,751	13,460,751
TOTAL SHORT-TERM INVESTMENTS (Cost $13,460,751)		13,460,751

TOTAL INVESTMENTS – 107.7%
(Cost $86,376,743)		$94,223,431
Money Market Deposit Account – 7.8%(d)		6,826,756
Liabilities in Excess of Other Assets – (15.5)%		(13,587,649)
TOTAL NET ASSETS – 100.0%		$87,462,538

Percentages are stated as a percent of net assets.
PLC – Public Limited Company
(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of December 31, 2023. The total market value of these securities was $12,998,032 which represented 14.9% of net assets.
(c)	The rate shown represents the 7-day effective yield as of December 31, 2023.
(d)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and is subject to change daily. The rate shown as of December 31, 2023 was 5.20%.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Funds
Statements of Assets and Liabilities as of December 31, 2023 (Unaudited)

		Olstein
	Olstein	Strategic
	All Cap	Opportunities
	Value Fund	Fund
Assets:
Investments, at value(1) (at cost $506,264,120
and $86,376,743 respectively)	$565,379,819	$94,223,431
Cash Equivalent	59,961,921	6,826,756
Receivable for investment securities sold	234,718	22,784
Receivable for capital shares sold	7,103	39,000
Dividends and interest receivable	1,184,678	92,430
Securities lending income receivable	8,269	2,376
Prepaid expenses	36,186	28,452
Total Assets	$626,812,694	$101,235,229

Liabilities:
Payable upon return of securities loaned	53,064,530	13,460,751
Payable for capital shares redeemed	206,870	46,809
Payable to investment adviser	476,037	61,541
Payable for investment securities purchased	89,658	44,829
Payable for transfer agent fees & expenses	130,552	47,334
Accrued distribution fees	83,849	10,595
Payable for fund administration & accounting fees	136,142	58,891
Payable for audit fees	10,672	11,696
Payable for custody fees	6,290	908
Payable for trustee fees	5,403	5,402
Payable for compliance fees	5,214	5,214
Accrued expenses	40,545	18,721
Total Liabilities	54,255,762	13,772,691
Net Assets	$572,556,932	$87,462,538

Net Assets Consist of:
Paid-in capital	$490,422,307	$78,414,301
Total distributable earnings	82,134,625	9,048,237
Total net assets	$572,556,932	$87,462,538

(1)	Includes securities on loan with a value of $51,255,157 and $12,998,032, respectively. Total Securities include both those sold and pending settlement.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN FUNDS

		Olstein
	Olstein	Strategic
	All Cap	Opportunities
	Value Fund	Fund
Class A:
Net assets	$289,366,305	$28,504,902
Shares of beneficial interest outstanding(1)	11,093,196	1,319,572
Net asset value, offering price and redemption price per share	$26.09	$21.60
Maximum offering price per share(2)	$27.60	$22.86

Class C:
Net assets	$28,443,962	$5,462,268
Shares of beneficial interest outstanding(1)	1,545,102	296,512
Net asset value, offering price and redemption price per share(3)	$18.41	$18.42

Adviser Class:
Net assets	$254,746,665	$53,495,368
Shares of beneficial interest outstanding(1)	9,658,292	2,427,712
Net asset value, offering price and redemption price per share	$26.38	$22.04

(1)	Unlimited number of shares authorized without par value.
(2)	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%.
(3)	May be subject to a contingent deferred sales charge of 1.00% on certain shares redeemed within 12 months of purchase on Class C shares.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN FUNDS

The Olstein Funds
Statements of Operations
For the Six Months Ended December 31, 2023 (Unaudited)

		Olstein
	Olstein	Strategic
	All Cap	Opportunities
	Value Fund	Fund
Investment Income:
Dividend income	$5,714,907	$685,845
Interest income	1,188,055	108,452
Securities lending income, net	43,916	13,375
Total investment income	6,946,878	807,672

Expenses:
Investment advisory fees (See Note 4)	2,812,040	412,763
Transfer agent fees & expenses (See Note 4)	195,503	68,760
Fund administration & accounting fees (See Note 4)	164,394	70,273
Federal & state registration fees	27,478	22,828
Custody fees (See Note 4)	19,152	2,888
Postage & printing fees	14,643	5,146
Trustee fees	10,755	10,568
Audit fees	10,672	10,197
Insurance fees	10,406	2,980
Legal fees	5,695	5,662
Compliance fees (See Note 4)	6,256	6,256
Other expenses	17,111	4,953
Distribution fees (See Note 5)
Class A	351,427	33,613
Class C	148,027	29,436
Total expenses	3,793,559	686,323
Less: waiver from investment adviser (See Note 4)	—	(66,037)
Net expenses	3,793,559	620,286
Net investment income	3,153,319	187,386

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	24,731,361	2,054,289
Net change in unrealized appreciation/depreciation on investments	(13,431,214)	1,299,214
Net realized and unrealized gain on investments	11,300,147	3,353,503
Net increase in net assets resulting from operations	$14,453,466	$3,540,889

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK).

Olstein All Cap Value Fund
Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	December 31, 2023	Year Ended
	(Unaudited)	June 30, 2023
Operations:
Net investment income	$3,153,319	$4,577,322
Net realized gain (loss) on investments	24,731,361	(2,820,620)
Change in unrealized appreciation/depreciation on investments	(13,431,214)	51,180,211
Net increase in net assets resulting from operations	14,453,466	52,936,913

Capital Share Transactions:
Class A:
Proceeds from shares sold	4,515,731	12,984,558
Proceeds from reinvestment of distributions	2,059,336	16,771,484
Payments for shares redeemed	(20,960,804)	(30,839,416)
Decrease in net assets resulting from Class A transactions	(14,385,737)	(1,083,374)
Class C:
Proceeds from shares sold	206,918	950,647
Proceeds from reinvestment of distributions	34,763	3,419,312
Payments for shares redeemed	(6,561,367)	(9,808,254)
Decrease in net assets resulting from Class C transactions	(6,319,686)	(5,438,295)
Adviser Class:
Proceeds from shares sold	1,901,652	10,858,591
Proceeds from reinvestment of distributions	3,032,624	17,140,789
Payments for shares redeemed	(22,392,318)	(27,440,426)
Increase (Decrease) in net assets
resulting from Adviser Class transactions	(17,458,042)	558,954
Net decrease in net assets from capital share transactions	(38,163,465)	(5,962,715)

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

	For the
	Six Months Ended	For the
	December 31, 2023	Year Ended
	(Unaudited)	June 30, 2023
Distributions to shareholders:
Class A	(2,488,300)	(20,211,840)
Class C	(36,970)	(3,512,540)
Adviser Class	(3,098,655)	(17,758,154)
Total distributions to shareholders	(5,623,925)	(41,482,534)

Total increase (decrease) in net assets:	(29,333,924)	5,491,664

Net Assets:
Beginning of period	601,890,856	596,399,192
End of period	$572,556,932	$601,890,856

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein Strategic Opportunities Fund
Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	December 31, 2023	Year Ended
	(Unaudited)	June 30, 2023
Operations:
Net investment income	$187,386	$209,950
Net realized gain on investments	2,054,289	1,797,633
Change in unrealized appreciation/depreciation on investments	1,299,214	12,061,930
Net increase in net assets resulting from operations	3,540,889	14,069,513

Capital Share Transactions:
Class A:
Proceeds from shares sold	1,198,345	2,220,710
Proceeds from reinvestment of distributions	20,890	374,368
Payments for shares redeemed	(2,274,114)	(3,899,689)
Decrease in net assets resulting from Class A transactions	(1,054,879)	(1,304,611)
Class C:
Proceeds from shares sold	21,550	537,704
Proceeds from reinvestment of distributions	—	138,233
Payments for shares redeemed	(1,443,219)	(2,321,297)
Decrease in net assets resulting from Class C transactions	(1,421,669)	(1,645,360)
Adviser Class:
Proceeds from shares sold	2,323,890	5,506,962
Proceeds from reinvestment of distributions	222,759	780,255
Payments for shares redeemed	(4,305,508)	(12,965,361)
Decrease in net assets resulting from Adviser Class transactions	(1,758,859)	(6,678,144)
Net decrease in net assets from capital share transactions	(4,235,407)	(9,628,115)

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

	For the
	Six Months Ended	For the
	December 31, 2023	Year Ended
	(Unaudited)	June 30, 2023
Distributions to Shareholders:
Class A	$(25,701)	$(442,402)
Class C	—	(144,158)
Adviser Class	(232,788)	(834,065)
Total distributions to shareholders	(258,489)	(1,420,625)

Total increase (decrease) in net assets:	(953,007)	3,020,773

Net Assets
Beginning of period	88,415,545	85,394,772
End of period	$87,462,538	$88,415,545

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein All Cap Value Fund
Financial Highlights

Class A

	For the
	Six Months	For the	For the		For the	For the	Period
	Ended	Year	Year		Year	Year	Inception(1)
	Dec. 31,	Ended	Ended		Ended	Ended	through
	2023	June 30,	June 30,		June 30,	June 30,	June 30,
	(Unaudited)	2023	2022		2021	2020	2019
Net Asset Value,
Beginning of Period	$25.57	$25.11	$34.32		$21.40	$24.10	$26.07
Investment Operations:
Net Investment income (loss)(2)	0.13	0.18	0.01		(0.01)	0.17	0.13
Net realized and unrealized
gain (loss) on investments	0.61	2.04	(4.77	)(3)	13.06	(2.12)	(0.32)
Total from Investment operations	0.74	2.22	(4.76)		13.05	(1.95)	(0.19)
Less distributions from:
Net Investment income	(0.22)	—	—		(0.13)	(0.10)	—
Net realized gains	—	(1.76)	(4.45)		—	(0.65)	(1.78)
Total distributions	(0.22)	(1.76)	(4.45)		(0.13)	(0.75)	(1.78)
Net Asset Value, End of Period	$26.09	$25.57	$25.11		$34.32	$21.40	$24.10

Total Return(4)(5)	2.96%	9.30%	-15.99%		61.15%	-8.54%	0.04%

Supplemental Data and Ratios
Net assets, end of
period (000’s omitted)	$289,366	$298,532	$293,747		$142,863	$93,359	$12,920
Ratio of expenses to average net assets(6)	1.42%	1.41%	1.42%		1.39%	1.40%	1.43%
Ratio of net investment income (loss)
to average net assets(6)	1.05%	0.71%	0.03%		(0.05)%	0.75%	0.68%
Portfolio Turnover(5)(7)	15%	32%	43%		42%	48%	39%

(1)	Inception date of Class A was September 17, 2018.
(2)	Per share amounts calculated using the average shares method.
(3)
Net realized and unrealized loss per share in this caption is a balancing amount necessary to reconcile changes in net asset value per share for the year, and may not reconcile with the aggregate gain on the Statement of Operations due to share transactions for the year.

(4)	Total return does not reflect sales charges.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.
(7)	Portfolio turnover disclosed is for the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Financial Highlights

Class C

	For the
	Six Months	For the	For the	For the	For the		For the
	Ended	Year	Year	Year	Year		Year
	Dec. 31,	Ended	Ended	Ended	Ended		Ended
	2023	June 30,	June 30,	June 30,	June 30,		June 30,
	(Unaudited)	2023	2022	2021	2020		2019
Net Asset Value,
Beginning of Period	$17.97	$18.29	$26.38	$16.53	$18.82		$19.79
Investment Operations:
Net Investment income (loss)(1)	0.03	(0.01)	(0.18)	(0.17)	(0.00	)(2)	(0.03)
Net realized and unrealized
gain (loss) on investments	0.43	1.45 (3)	(3.46)	10.06	(1.64)		0.84
Total from Investment operations	0.46	1.44	(3.64)	9.89	(1.64)		0.81
Less distributions from:
Net investment income	(0.02)	—	—	(0.04)	—		—
Net realized gains	—	(1.76)	(4.45)	—	(0.65)		(1.78)
Total distributions	(0.02)	(1.76)	(4.45)	(0.04)	(0.65)		(1.78)
Net Asset Value, End of Period	$18.41	$17.97	$18.29	$26.38	$16.53		$18.82

Total Return(4)(5)	2.58%	8.46%	-16.62%	59.89%	-9.21%		5.07%

Supplement Data and Ratios
Net assets end of
period (000’s omitted)	$28,444	$34,328	$40,368	$289,103	$248,420		$400,820
Ratio of expenses to average net assets(6)	2.17%	2.16%	2.15%	2.14%	2.15%		2.19%
Ratio of net investment gain (loss)
to average net assets	0.30%	(0.04)%	(0.70)%	(0.80)%	(0.00	)%(8)	(0.15)%
Portfolio Turnover(6)(7)	15%	32%	43%	42%	48%		39%

(1)	Per share amounts calculated using the average shares method.
(2)	Amount rounds to less than $0.01 per share.
(3)
Net realized and unrealized loss per share in this caption is a balancing amount necessary to reconcile changes in net asset value per share for the year, and may not reconcile with the aggregate gain on the Statement of Operations due to share transactions for the year.

(4)	Total return does not reflect sales charges.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.
(7)	Portfolio turnover disclosed is for the Fund as a whole.
(8)	Amount rounds to less than 0.01% per share.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Financial Highlights

Adviser Class

	For the
	Six Months	For the	For the		For the	For the	For the
	Ended	Year	Year		Year	Year	Year
	Dec. 31,	Ended	Ended		Ended	Ended	Ended
	2023	June 30,	June 30,		June 30,	June 30,	June 30,
	(Unaudited)	2023	2022		2021	2020	2019
Net Asset Value,
Beginning of Period	$25.92	$25.37	$34.54		$21.51	$24.15	$24.64
Investment Operations:
Net Investment income(1)	0.16	0.24	0.09		0.06	0.23	0.20
Net realized and unrealized
gain (loss) on investments	0.62	2.07	(4.81	)(2)	13.13 (2)	(2.13)	1.09
Total from Investment operations	0.78	2.31	(4.72)		13.19	(1.90)	1.29
Less distributions from:
Net Investment income	(0.32)	—	—		(0.16)	(0.09)	—
Net realized gains	—	(1.76)	(4.45)		—	(0.65)	(1.78)
Total distributions	(0.32)	(1.76)	(4.45)		(0.16)	(0.74)	(1.78)
Net Asset Value, End of Period	$26.38	$25.92	$25.37		$34.54	$21.51	$24.15

Total Return(3)	3.08%	9.57%	-15.76%		61.49%	-8.27%	6.06%

Supplement Data and Ratios
Net assets end of
Period (000’s omitted)	$254,747	$269,031	$262,284		$322,350	$166,492	$194,298
Ratio of expenses to average net assets(4)	1.17%	1.16%	1.16%		1.14%	1.15%	1.19%
Ratio of net investment income
to average net assets(4)	1.30%	0.96%	0.29%		0.20%	1.00%	0.85%
Portfolio Turnover(3)(5)	15%	32%	43%		42%	48%	39%

(1)	Per share amounts calculated using the average shares method.

(2)
Net realized and unrealized loss per share in this caption is a balancing amount necessary to reconcile changes in net asset value per share for the year, and may not reconcile with the aggregate gain on the Statement of Operations due to share transactions for the year.

(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Portfolio turnover disclosed is for the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein Strategic Opportunities Fund
Financial Highlights

Class A

	For the
	Six Months	For the	For the	For the	For the	For the
	Ended	Year	Year	Year	Year	Year
	Dec. 31,	Ended	Ended	Ended	Ended	Ended
	2023	June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)	2023	2022	2021	2020	2019
Net Asset Value,
Beginning of Period	$20.70	$17.97	$27.47	$15.19	$17.24	$17.46
Investment Operations:
Net Investment income (loss)(1)	0.04	0.03	(0.09)	(0.15)	(0.01)	(0.03)
Net realized and unrealized
gain (loss) on investments	0.88	3.02	(6.90)	12.43	(2.04)	(0.05)
Total from Investment operations	0.92	3.05	(6.99)	12.28	(2.05)	(0.08)
Less distributions from:
Net Investment income	(0.02)	—	—	—	—	—
Net realized gains	—	(0.32)	(2.51)	—	—	(0.14)
Total distributions	(0.02)	(0.32)	(2.51)	—	—	(0.14)
Net Asset Value, End of Period	$21.60	$20.70	$17.97	$27.47	$15.19	$17.24

Total Return(2)(3)	4.45%	17.08%	-27.83%	80.84%	-11.89%	-0.38%

Supplemental Data and Ratios
Net assets end of
Period (000’s omitted)	$28,505	$28,454	$25,917	$31,827	$15,873	$17,801
Ratio of expenses to average net assets:
Before expense waiver/recoupment(4)	1.76%	1.73%	1.62%	1.70%	1.81%	1.73%
After expense waiver/recoupment(4)	1.60%	1.60%	1.60%	1.60%	1.60%	1.60%
Ratio of net investment income (loss)
to average net assets:
After expense waiver/recoupment(4)	0.36%	0.15%	(0.39)%	(0.68)%	(0.07)%	(0.17)%
Portfolio Turnover(3)	14%	26%	32%	47%	45%	35%

(1)	Per share amounts calculated using the average shares method.
(2)	Total return does not reflect sales charges.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Financial Highlights

Class C

	For the
	Six Months	For the	For the	For the	For the	For the
	Ended	Year	Year	Year	Year	Year
	Dec. 31,	Ended	Ended	Ended	Ended	Ended
	2023	June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)	2023	2022	2021	2020	2019
Net Asset Value,
Beginning of Period	$17.71	$15.52	$24.25	$13.52	$15.45	$15.78
Investment Operations:
Net Investment loss(1)	(0.03)	(0.10)	(0.24)	(0.28)	(0.12)	(0.14)
Net realized and unrealized
gain (loss) on investments	0.74	2.61 (2)	(5.98)	11.01	(1.81)	(0.05)
Total from Investment operations	0.71	2.51	(6.22)	10.73	(1.93)	(0.19)
Less distributions from:
Net realized gains	—	(0.32)	(2.51)	—	—	(0.14)
Total distributions	—	(0.32)	(2.51)	—	—	(0.14)
Net Asset Value, End of Period	$18.42	$17.71	$15.52	$24.25	$13.52	$15.45

Total Return(3)(4)	4.01%	16.29%	-28.38%	79.36%	-12.49%	-1.12%

Supplemental Data and Ratios
Net assets end of
Period (000’s omitted)	$5,462	$6,695	$7,341	$16,515	$11,135	$19,532
Ratio of expenses to average net assets:
Before expense waiver/recoupment(5)	2.51%	2.48%	2.35%	2.46%	2.55%	2.48%
After expense waiver/recoupment(5)	2.35%	2.35%	2.35%	2.35%	2.35%	2.35%
Ratio of net investment loss
to average net assets:
After expense waiver/recoupment(5)	(0.39)%	(0.60)%	(1.14)%	(1.43)%	(0.82)%	(0.92)%
Portfolio Turnover(4)	14%	26%	32%	47%	45%	35%

(1)	Per share amounts calculated using the average shares method.
(2)
Net realized and unrealized loss per share in this caption is a balancing amount necessary to reconcile changes in net asset value per share for the year, and may not reconcile with the aggregate gain on the Statement of Operations due to share transactions for the year.

(3)	Total return does not reflect sales charges.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Financial Highlights

Adviser Class

	For the
	Six Months	For the	For the	For the	For the	For the
	Ended	Year	Year	Year	Year	Year
	Dec. 31,	Ended	Ended	Ended	Ended	Ended
	2023	June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)	2023	2022	2021	2020	2019
Net Asset Value,
Beginning of Period	$21.17	$18.32	$27.89	$15.39	$17.42	$17.60
Investment Operations:
Net Investment income (loss)(1)	0.06	0.08	(0.03)	(0.10)	0.03	0.01
Net realized and unrealized
gain (loss) on investments	0.91	3.09	(7.03)	12.60	(2.06)	(0.05)
Total from Investment operations	0.97	3.17	(7.06)	12.50	(2.03)	(0.04)
Less distributions from:
Net Investment income	(0.10)	—	—	—	—	—
Net realized gains	—	(0.32)	(2.51)	—	—	(0.14)
Total distributions	(0.10)	(0.32)	(2.51)	—	—	(0.14)
Net Asset Value, End of Period	$22.04	$21.17	$18.32	$27.89	$15.39	$17.42

Total Return(2)	4.61%	17.41%	-27.65%	81.22%	-11.65%	-0.15%

Supplemental Data and Ratios
Net assets end of
Period (000’s omitted)	$53,495	$53,267	$52,137	$92,191	$29,211	$41,256
Ratio of expenses to average net assets:
Before expense waiver/recoupment(3)	1.51%	1.48%	1.36%	1.43%	1.55%	1.48%
After expense waiver/recoupment(3)	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income (loss)
to average net assets:
After expense waiver/recoupment(3)	0.61%	0.40%	(0.14)%	(0.43)%	0.18%	0.08%
Portfolio Turnover(2)	14%	26%	32%	47%	45%	35%

(1)	Per share amounts calculated using the average shares method.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Funds
Notes to Financial Statements

1
Organization    Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Olstein All Cap Value Fund (“All Cap Value Fund”) and Olstein Strategic Opportunities Fund (“Strategic Fund”) (each a “Fund” and collectively, the “Funds”) are each a diversified series with their own investment objectives and policies within the Trust.  The investment objective of each Fund is long-term capital appreciation with a secondary objective of income. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. Each Fund offers three different share classes – Adviser Class, Class A, and Class C. The All Cap Value Fund commenced operations on September 21, 1995. The Class C shares commenced operations on September 21, 1995, the Adviser Class shares commenced operations on September 1, 1999, and the Class A shares commenced operations on September 17, 2018. The Strategic Fund commenced operations on November 1, 2006. The Class A shares and Class C shares each commenced operations on November 1, 2006 and the Adviser Class shares commenced operations on May 11, 2015. Each class of shares has identical rights and privileges except with respect to distribution fees and voting rights on matters affecting a single share class. Class A shares are subject to a front-end sales charge of up to 5.50% and a 0.25% Rule 12b-1 distribution and servicing fee. Class C shares may be subject to a deferred sales charge of up to 1.00% and are subject to a 1.00% Rule 12b-1 distribution and servicing fee. The Funds may issue an unlimited number of shares of beneficial interest without par value.

2
Significant Accounting Policies    The following is a summary of significant accounting policies consistently followed by the Funds in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

THE OLSTEIN FUNDS

Federal Income Taxes – The Funds comply with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as regulated investment companies and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required. As of and during the period ended December 31, 2023, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended December 31, 2023, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations.  As of and during the period ended December 31, 2023, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. tax authorities for tax years prior to the fiscal year ended June 30, 2020.

Security Transactions, Income and Distributions – The Funds follow industry practice and record security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method.

The Funds distribute substantially all net investment income and net realized capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Funds.

THE OLSTEIN FUNDS

Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of each Fund.  Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at an annual rate of 0.25% and 1.00% of the Class A shares and Class C shares average daily net assets, respectively (See Note 5). Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the Funds of the Trust, or by other equitable means.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3
Securities Valuation    The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

	Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

THE OLSTEIN FUNDS

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  Each Fund’s investments are carried at fair value.

Short-Term Investments – Investments in other mutual funds, including money market funds, are valued at their NAV per share. Deposit accounts are valued at acquisition cost, which approximates fair value. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Equity Securities – Equity securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

The Board of Trustees (the “Board”) has adopted a pricing and valuation policy for use by the Funds and their Valuation Designee (as defined below) in calculating each Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Funds have designated Olstein Capital Management, L.P. (the “Adviser”) as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers, dealers or independent pricing services are unreliable.

THE OLSTEIN FUNDS

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following tables are a summary of the inputs used to value each Fund’s securities as of December 31, 2023:

	Uncategorized	Level 1	Level 2	Level 3	Total
All Cap Value Fund
Common Stocks	$—	$512,315,289	$—	$—	$512,315,289
Investments Purchases with the Cash
Proceeds from Securities Lending*	53,064,530	—	—	—	53,064,530
Total Investments in Securities	$53,064,530	$512,315,289	$—	$—	$565,379,819

	Uncategorized	Level 1	Level 2	Level 3	Total
Strategic Fund
Common Stocks	$—	$80,762,680	$—	$—	$80,762,680
Investments Purchases with the Cash
Proceeds from Securities Lending*	13,460,751	—	—	—	13,460,751
Total Investments in Securities	$13,460,751	$80,762,680	$—	$—	$94,223,431

*
Certain investments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient have not been characterized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amount presented in the Statements of Assets and Liabilities. See Note 9 for additional information regarding securities lending activity.

Refer to the Schedule of Investments for further information on the classification of investments.

4
Investment Advisory Fee and Other Related Party Transactions    The Trust has an agreement with the Adviser to furnish investment advisory services to the Funds.  For its services, the All Cap Value Fund pays the Adviser a monthly management fee of 1.00% of the Fund’s average daily net assets up to $1 billion, 0.95% of the Fund’s average daily net assets on the next $500 million, 0.90% of the Fund’s average daily net assets on the next $500 million, 0.85% of the Fund’s average daily net assets on the next $500 million, 0.80% of the Fund’s average daily net assets on the next $500 million, and 0.75% of the Fund’s average daily net assets in excess of $3 billion. The Strategic Fund pays the Adviser a monthly management fee of 1.00% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive a portion or all of its management fees and reimburse the Strategic Fund for its expenses to ensure that total operating expenses (excluding Rule 12b-1 fees, acquired

THE OLSTEIN FUNDS

fund fees and expenses, leverage, interest, taxes, brokerage commissions and extraordinary expenses), based upon the average daily net assets of the Fund, do not exceed an annual rate of 1.35%.

Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver or reimbursement occurred. The Operating Expense Limitation Agreement for the Strategic Fund is indefinite in term, but cannot be terminated within a year after the effective date of the prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Board or the Adviser, with the consent of the Board. Waived fees subject to potential recovery by month of expiration are as follows:

Expiration – Strategic Fund
January 2024 – June 2024	$11,555
July 2024 – June 2025	32,891
July 2025 – June 2026	117,262
July 2026 – December 2026	66,037

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Funds’ Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank N.A. (the “Custodian”) serves as the Custodian to the Funds.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Funds.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Custodian; coordinates the payment of the Funds’ expenses and reviews the Funds’ expense accruals.  The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds, subject to annual minimums.  Fees paid by the Funds for administration and accounting, transfer agency, custody and compliance services for the period ended December 31, 2023, are disclosed in the Statements of Operations.

5	Distribution Costs The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in Class A and Class C only. The Plan

THE OLSTEIN FUNDS

permits the Funds to pay for distribution and related expenses at an annual rate of 0.25% and 1.00% of Class A and Class C average daily net assets, respectively. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds. For the period ended December 31, 2023 the All-Cap Value Fund and Strategic Fund incurred expenses of $351,427 and $33,613, respectively in Class A pursuant to the Plan. The All-Cap Value Fund and Strategic Fund also incurred additional expenses of $148,027 and $29,436, respectively in Class C.

6	Capital Share Transactions Transactions in shares of the Funds were as follows:

	All Cap Value Fund
		Six Months Ended	Year Ended
		December 31, 2023	June 30, 2023
	Class A:
	Shares sold	181,899	525,699
	Shares issued in reinvestment of distributions	83,205	699,979
	Shares redeemed	(847,593)	(1,250,328)
	Net decrease	(582,489)	(24,650)
	Class C:
	Shares sold	11,981	53,093
	Shares issued in reinvestment of distributions	1,989	202,206
	Shares redeemed	(378,680)	(552,785)
	Net decrease	(364,710)	(297,486)
	Adviser Class:
	Shares sold	75,509	430,019
	Shares issued in reinvestment of distributions	121,208	706,837
	Shares redeemed	(918,273)	(1,097,365)
	Net increase (decrease)	(721,556)	39,491
	Net decrease in capital shares	(1,668,755)	(282,645)

THE OLSTEIN FUNDS

Strategic Fund
	Six Months Ended	Year Ended
	December 31, 2023	June 30, 2023
Class A:
Shares sold	57,899	110,047
Shares issued in reinvestment of distributions	1,050	19,388
Shares redeemed	(113,675)	(197,765)
Net decrease	(54,726)	(68,330)
Class C:
Shares sold	1,249	32,348
Shares issued in reinvestment of distributions	—	8,337
Shares redeemed	(82,831)	(135,552)
Net decrease	(81,582)	(94,867)
Adviser Class:
Shares sold	113,386	271,090
Shares issued in reinvestment of distributions	10,984	39,566
Shares redeemed	(212,373)	(640,804)
Net decrease	(88,003)	(330,148)
Net decrease in capital shares	(224,311)	(493,345)

7	Investment Transactions The aggregate purchases and sales, excluding short-term investments, by Fund for the period ended December 31, 2023, were as follows:

	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
All Cap Value Fund	$—	$—	$75,818,030	$108,701,173
Strategic Fund	—	—	10,736,322	17,453,870

8
Federal Tax Information    The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at June 30, 2023, the Funds’ last completed fiscal year, were as follows:

	Aggregate	Aggregate	Net	Federal Income
Fund	Gross Appreciation	Gross Depreciation	Appreciation	Tax Cost
All Cap Value Fund	$97,948,589	$(26,679,639)	$71,268,950	$608,510,509
Strategic Fund	13,630,662	(7,400,239)	6,230,423	109,203,739

Any differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales.

THE OLSTEIN FUNDS

At June 30, 2023, the components of distributable earnings/accumulated loss on a tax-basis were as follows:

	Undistributed	Undistributed	Other	Net	Total
	Ordinary	Long-Term	Accumulated	Unrealized	Distributable
Fund	Income	Capital Gains	Losses	Depreciation	Earnings
All Cap Value Fund	$4,577,322	$—	$(2,541,188)	$71,268,950	$73,305,084
Strategic Fund	152,673	—	(617,259)	6,230,423	5,765,837

As of June 30, 2023, the Funds’ last completed fiscal year, the Funds had a short-term capital loss carryforwards of $2,541,188 and $617,259 for the All Cap Value Fund and Strategic Fund, respectively. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital or ordinary losses which occur during the portion of the Funds’ taxable year subsequent to October 31 and June 30, 2023, respectively. For the taxable year ended June 30, 2023, the Funds did not have any qualified late year losses.

The tax character of distributions paid for the period ended December 31, 2023, was as follows:

	Ordinary	Long Term
Fund	Income*	Capital Gains	Total
All Cap Value Fund	$5,623,925	$—	$5,623,925
Strategic Fund	258,489	—	258,489

The tax character of distributions paid for the year ended June 30, 2023, was as follows:

	Ordinary	Long Term
Fund	Income*	Capital Gains	Total
All Cap Value Fund	$—	$41,482,534	$41,482,534
Strategic Fund	17	1,420,608	1,420,625

*	For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

9
Securities Lending    Following terms of a securities lending agreement with the Funds’ Custodian, each Fund may lend securities from its portfolio to brokers, dealers and financial institutions in order to increase the return on its portfolio, primarily through the receipt of borrowing fees and earnings on invested collateral. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to 105% of the value of the loaned securities that are foreign securities or 102% of the value of any U.S.

THE OLSTEIN FUNDS

loaned securities at the inception of the loan. Loans shall be marked to market daily and the margin restored in the event the collateralization is below 100% of the value of the securities loaned. During the time securities are on loan, the borrower will pay the applicable Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution. Securities lending involves the risk of a default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. A Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Additionally, the loaned portfolio securities may not be available to a Fund on a timely basis and a Fund may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the Funds. As of December 31, 2023, the All Cap Value Fund and the Strategic Fund had 15 and 9 securities out on loan, respectively.

The Funds receive cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC of which the investment objective is to seek to maximize current income to the extent consistent with the preservation of capital and liquidity and maintain a stable NAV of $1.00 per unit. The All Cap Value Fund and the Strategic Fund held $53,064,530 and $13,460,751 as of December 31, 2023, respectively. The remaining contractual maturity of all securities lending transactions is overnight and continuous. The Fund is not subject to a master netting agreement with respect to securities lending; therefore no additional disclosures are required. The net income earned by the Funds on investments of cash collateral received from borrowers for the securities loaned to them is reflected in the Funds’ Statements of Operations. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the investment of cash collateral, net of fee rebates paid to the borrower and net of fees paid to the Custodian as lending agent.

THE OLSTEIN FUNDS

10
Line Of Credit    The All Cap Value Fund and Strategic Fund each has established an unsecured Line of Credit (“LOC”) in the amount of $50,000,000 and $15,000,000, respectively, or 33.33% of the fair value of each Fund’s unencumbered assets, whichever is less. Each LOC matures unless renewed on July 19, 2024. These LOCs are intended to provide short-term financing, if necessary, subject to certain restrictions and covenants in connection with shareholder redemptions and other short-term liquidity needs of the Funds. The LOCs are with the Custodian. Interest is charged at the prime rate which was 8.50% as of December 31, 2023. The interest rate during the period was between 8.25% and 8.50%. Each Fund has authorized the Custodian to charge any of each Fund’s accounts for missed payments. For the period ended December 31, 2023, the Funds did not have any borrowing under the LOCs.

11
Other Regulatory Matters    In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

THE OLSTEIN FUNDS

Additional Information (Unaudited)

AVAILABILITY OF FUND PORTFOLIO INFORMATION

Each Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. Each Fund’s Part F of N-PORT is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, each Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-800-799-2113.

AVAILABILITY OF FUND PROXY VOTING INFORMATION

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-800-799-2113.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-799-2113, or (2) on the SEC’s website at www.sec.gov.

THE OLSTEIN FUNDS

PRIVACY POLICY (UNAUDITED)

The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about their shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds.  If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Funds.  All shareholder records will be disposed of in accordance with applicable law.  The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires their third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

THE OLSTEIN FUNDS

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Olstein	Investment Adviser
All Cap Value Fund	Olstein Capital Management, L.P.
4 Manhattanville Road, Suite 204
Purchase, New York 10577
Olstein
Strategic Opportunities Fund	Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200

Custodian
U.S. Bank N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Administrator, Fund Accountant
and Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

Legal Counsel
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information.

The Funds’ Statement of Additional Information contains additional information about the Funds’ trustees and is available without charge upon request by calling 1-800-799-2113.

The Olstein Funds
4 Manhattanville Road, Suite 204
Purchase, New York 10577

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2003.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant. There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Managed Portfolio Series

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    March 6, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    March 6, 2024

By (Signature and Title)      /s/Benjamin J. Eirich
Benjamin J. Eirich, Treasurer

Date    March 6, 2024